UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2025

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 30, 2025, Blackstone Mortgage Trust, Inc. (the “Company”) filed a new universal shelf registration statement on Form S-3 (File No. 333-289091) (the “2025 Registration Statement”), which became immediately effective upon filing and which replaced its universal shelf registration statement on Form S-3 (File No. 333-266403) that was filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2022 (the “2022 Registration Statement”). In connection with the filing of the 2025 Registration Statement, the Company also filed with the SEC two prospectus supplements relating to the Company’s existing “at the market offering” program (the “ATM Program”) and Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), both of which were previously registered under the 2022 Registration Statement.

(i) The first prospectus supplement (the “DRIP Prospectus Supplement”) covers the sale of up to 9,966,682 shares of the Company’s class A common stock, par value $0.01 per share (the “Common Stock”), that remain available for sale under the Plan. The Plan is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing the Common Stock and investing all or a percentage of their cash dividends or other cash amounts in additional shares of Common Stock. The DRIP Prospectus Supplement continues the Plan previously covered by a prospectus supplement that was filed by the Company with the SEC on July 29, 2022 under the 2022 Registration Statement.

(ii) The second prospectus supplement (the “ATM Prospectus Supplement”) covers the aggregate offering price of shares of Common Stock that remain available for sale under the ATM Program. Sales of the shares of Common Stock under the ATM Program, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law at prices related to the prevailing market prices or at negotiated prices or as otherwise agreed between the applicable sales agent and the Company. The shares that may be sold under the ATM Program have an aggregate offering price of up to approximately $699.1 million. Prior to the date of the ATM Prospectus Supplement, the Company had already sold shares of Common Stock having an aggregate offering price of approximately $218.2 million under the ATM Program, resulting in shares of Common Stock having an aggregate offering price of up to $480.9 million remaining available for sale thereunder. The ATM Prospectus Supplement continues the ATM Program previously covered by a prospectus supplement that was filed by the Company with the SEC on July 29, 2022 under the 2022 Registration Statement.

In connection with the ATM Program, the Company and BXMT Advisors L.L.C. (the “Manager”) previously entered into Equity Distribution Agreements (as amended, collectively, the “2018 Equity Distribution Agreements”) on November 14, 2018 with each of Citigroup Global Markets Inc., Barclays Capital Inc., BofA Securities, Inc., Citizens JMP Securities, LLC, Keefe, Bruyette & Woods, Inc. and Wells Fargo Securities, LLC (each, an “Original Sales Agent”) in connection with the ATM Program and described in the Company’s Current Report on Form 8-K filed on November 14, 2018. In addition, the Company and the Manager entered into an Equity Distribution Agreement (the “2022 Equity Distribution Agreement”) on February 11, 2022 with BTIG, LLC as sales agent, on substantially identical terms to the 2018 Equity Distribution Agreements. Copies of the 2018 Equity Distribution Agreements, forms of amendments to the 2018 Equity Distribution Agreements, 2022 Equity Distribution Agreement and amendment to the 2022 Equity Distribution Agreement are filed as Exhibits 1.1 through 1.10 to this Current Report on Form 8-K, and the descriptions of such agreements in this Item 8.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K are copies of the opinion of Venable LLP regarding certain Maryland law matters, including the validity of the shares of Common Stock offered pursuant to the DRIP Prospectus Supplement and the ATM Prospectus Supplement, respectively. Attached as Exhibit 8.1 to this Current Report on Form 8-K is a copy of the opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters in connection with the DRIP Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

1.1	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and Citigroup Global Markets Inc. (filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.2	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and Barclays Capital Inc. (filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.3	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and JMP Securities LLC (filed as Exhibit 1.3 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.4	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and Keefe, Bruyette & Woods, Inc. (filed as Exhibit 1.4 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.5	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and Merril Lynch, Pierce, Fenner & Smith Incorporated (filed as Exhibit 1.5 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.6	Equity Distribution Agreement dated November 14, 2018, by and among the Company, BXMT Advisors L.L.C. and Wells Fargo Securities, LLC (filed as Exhibit 1.6 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on November 14, 2018 and incorporated herein by reference)

1.7	Form of Amendment No. 1 to each of the 2018 Equity Distribution Agreements dated July 26, 2019, by and among the Company, BXMT Advisors L.L.C. and each of the Original Sales Agents (filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K (File No. 1-147888) filed on July 26, 2019 and incorporated herein by reference)

1.8	Form of Amendment No. 2 to each of the 2018 Equity Distribution Agreements dated July 29, 2022, by and among the Company, BXMT Advisors L.L.C. and each of the Original Sales Agents (filed as Exhibit 1.8 to the Company’s Current Report on Form 8-K (File No. 1-14788) filed on July 29, 2022 and incorporated herein by reference)

1.9	Equity Distribution Agreement dated February 11, 2022, by and among the Company, BXMT Advisors L.L.C. and BTIG, LLC (filed as Exhibit 1.9 to the Company’s Current Report on Form 8-K (File No. 1-14788) filed on July 29, 2022 and incorporated herein by reference)

1.10	Amendment No. 1 to the 2022 Equity Distribution Agreement dated July 29, 2022, by and among the Company, BXMT Advisors L.L.C. and BTIG, LLC (filed as Exhibit 1.10 to the Company’s Current Report on Form 8-K (File No. 1-14788) filed on July 29, 2022 and incorporated herein by reference)

5.1	Opinion of Venable LLP

5.2	Opinion of Venable LLP

8.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.
Date: July 30, 2025

	By:	/s/ Scott Mathias
	Name:	Scott Mathias
	Title:	Chief Compliance Officer and Secretary